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                                                                    EXHIBIT 99.2


              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

         I, Victoria J. Reich, Chief Financial Officer of Brunswick Corporation, certify that (i) Brunswick Corporation's report on Form 10-Q for the quarterly period ending March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in Brunswick Corporation's report on Form 10-Q for the quarterly period ending March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Brunswick Corporation.

                                                   /s/ VICTORIA J. REICH
                                                   ---------------------
                                                   Victoria J. Reich
                                                   Chief Financial Officer
                                                   May 15, 2003

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